UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2018

Education Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32417	20-1352180

999 South Shady Grove Road, Suite 600 Memphis, Tennessee (Address of principal executive offices)	38120 (Zip Code)

Registrant’s telephone number, including area code: 901-259-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Litigation Related to the Mergers

On August 21, 2018, a purported stockholder of Education Realty Trust, Inc., a Maryland corporation that has elected to be treated as a real estate investment trust for federal income tax purposes (the “Company”), filed a putative class action lawsuit against the Company and its Board of Directors (the “Board”) in the Circuit Court for Baltimore County, entitled Scarantino v. Churchey et al., Case 03-C-18-008341. On August 22, 2018, another purported stockholder of the Company filed a second putative class action lawsuit against the Company and its Board in the Circuit Court for Baltimore County, entitled Frank v. Education Realty Trust, Inc. et al., Case 03-C-18-008387, asserting similar claims. In each action, the complaints allege violations of fiduciary duties by the Board in connection with the approval of the mergers (the “Mergers”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Education Realty Operating Partnership, LP, a Delaware limited partnership (“Company OP”), University Towers Operating Partnership, LP, a Delaware limited partnership (“DownREIT”), Education Realty OP GP, Inc., a Delaware corporation and a wholly-owned subsidiary of Company (“OP GP”), University Towers OP GP, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Company OP (“DownREIT GP” and, together with Company, Company OP, DownREIT and OP GP, the “Company Parties”), GSHGIF LTP, LP, a Delaware limited partnership (“Parent”), GSHGIF REIT, a Maryland real estate investment trust and a wholly-owned subsidiary of Parent (“REIT Merger Sub”), GSHGIF Acquisition LP, a Delaware limited partnership, a direct subsidiary of REIT Merger Sub and an indirect wholly-owned subsidiary of Parent (“OP Merger Sub”), and GSHGIF DownREIT LP, a Delaware limited partnership, a direct subsidiary of OP Merger Sub and an indirect subsidiary of REIT Merger Sub and Parent (“DownREIT Merger Sub” and, together with Parent, REIT Merger Sub and OP Merger Sub, the “Buyer Parties,” each of which is an affiliate of Greystar Real Estate Partners, LLC (“Greystar”)), and also allege that the Definitive Proxy Statement on Schedule 14A, as filed with the SEC on August 13, 2018 (the “Proxy Statement”), omits certain information that is material to stockholders. The complaints seek, among other things, an injunction preventing the consummation of the Mergers or, in the event the Mergers are consummated, rescission of the Mergers or rescissory damages, plus attorneys’ fees and costs.

The Company believes that the claims asserted in the above referenced lawsuits are without merit and intend to defend against these claims vigorously. However, in order to moot the plaintiffs’ unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to their respective stockholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations made in the lawsuits that any additional disclosure was or is required.

Supplemental Disclosures

The following disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the proxy statement, the information contained herein supersedes the information contained in the Proxy Statement. Capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement, unless otherwise defined below. All page references in the information below are to pages in the Proxy Statement. New text is underlined and deleted text is stricken through.

The following disclosure restates the second sentence of the paragraph under the subheading “Net Asset Value Analysis” appearing on pages 57-58 the Proxy Statement.

An implied aggregate reference range for EdR’s operating real estate was calculated by applying to EdR’s estimated cash net operating income for the fiscal year ending December 31, 2018 based on the EdR forecasts a ~~selected~~ range of capitalization rates of 5.31% to 4.81% selected based on BofA Merrill Lynch’s professional judgment and taking into account, among other factors, observable market and other data (including capitalization rates for stabilized properties).

The following disclosure inserts as a new second sentence and restates the succeeding two sentences of the paragraph under the subheading “Discounted Cash Flow Analysis” appearing on page 58 of the Proxy Statement.

For purposes of this analysis, stock-based compensation was treated as a cash expense. BofA Merrill Lynch calculated terminal values for EdR by applying ~~a selected range of terminal forward multiples of 17.5x to 19.5x~~ to EdR’s fiscal year 2024 estimated earnings before interest, taxes, depreciation and amortization (referred to as “EBITDA”) a range of terminal forward multiples of 17.5x to 19.5x selected based on BofA Merrill Lynch’s professional judgment and taking into account, among other things, historical EBITDA multiples for EdR. The cash flows and terminal values were then discounted to present value (as of December 31, 2018) using a selected range of discount rates of 5.7% to 6.7% derived from a weighted average cost of capital calculation.

The following disclosure restates footnote two to the first table appearing on page 61 of the Proxy Statement.

(2)
Below are the line items used to calculate EBITDA. We define EBITDA as property-level NOI less pre-opening expenses, plus third-party development and management fees, less general and administrative expenses, plus equity in earnings of unconsolidated joint ventures.

	2018E	2019E	2020E	2021E	2022E	2023E	2024E
Total Property NOI	$203.7	$240.2	$260.1	$282.3	$302.8	$323.9	$342.7
Pre-Opening Expense	(4.1)	(1.6)	(1.7)	(1.5)	(1.5)	(1.5)	(0.8)
Third-Party Development Fees	—	4.0	4.0	4.0	4.0	4.0	4.0
Third-Party Management Fees	2.7	2.7	2.8	2.9	3.0	3.1	3.1
General & Administrative Expense	(23.5)	(28.1)	(29.7)	(31.2)	(32.7)	(34.4)	(36.1)
Equity in Earnings of Unconsolidated JVs	1.8	0.1	0.1	0.1	0.1	0.1	0.1
EBITDA	$180.6	$217.3	$235.7	$256.6	$275.6	$295.2	$313.1

The following disclosure restates footnote three to the first table appearing on page 61 of the Proxy Statement.

(3)
Below are the line items to calculate unlevered free cash flows. We define unlevered free cash flows as EBITDA less recurring capital expenditures, less discretionary capital expenditures, plus undrawn forward equity proceeds, less cash used in acquisitions and plus cash flows from dispositions.

	2018E	2019E	2020E	2021E	2022E	2023E	2024E
EBITDA	$180.6	$217.3	$235.7	$256.6	$275.6	$295.2	$313.1
Recurring Capital Expenditures	(7.5)	(7.9)	(8.3)	(8.7)	(9.1)	(9.5)	(12.0)
Discretionary Capital Expenditures	(426.0)	(185.0)	(223.0)	(200.0)	(200.0)	(200.0)	(100.0)
Forward Equity Proceeds	188.4	—	—	—	—	—	—
Acquisitions	(24.5)	—	—	—	—	—	—
Dispositions	128.8	—	—	—	—	—	—
Unlevered Free Cash Flows	$39.7	$24.3	$4.4	$47.9	$66.5	$85.7	$201.1

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among others, the industry, markets in which the Company operates, and the transactions described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company Parties and others following announcement of the Merger Agreement; (3) the inability to complete the Mergers due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the Mergers; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Mergers; (5) the impact, if any, of the announcement or pendency of the Mergers on the company’s relationships with colleges and universities; (6) the amount of the costs, fees, expenses and charges related to the Mergers and the actual terms of certain financings that will be obtained for the Mergers; and (7) other risks that are set forth under “Risk Factors” in the Company’s and Company OP’s 2017 Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving the Company Parties and the Buyer Parties. In connection with the transaction, the Company filed the Proxy Statement with the SEC on August 13, 2018, which has been supplemented by the disclosure set forth above. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SUPPLEMENTAL DISCLOSURE PROVIDED IN THIS CURRENT REPORT ON FORM 8-K CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement was mailed to the Company’s stockholders. In addition, the proxy statement and other documents are available free of charge at the SEC’s Internet Web site, www.sec.gov. The Proxy Statement and other pertinent documents also may be obtained for free at the Company’s Web site, www.edrtrust.com. The Company undertakes to provide without charge to each person to whom a copy of this proxy statement supplement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of the request, a copy of any or all of the documents incorporated by reference into this proxy statement supplement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement supplement incorporates.

The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information regarding the Company’s directors and executive officers is detailed in its proxy statements and Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, previously filed with the SEC, and the Proxy Statement, as supplemented, relating to the transactions contemplated by the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

September 11, 2018	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr.
Executive Vice President and Chief Financial Officer